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SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED
IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant /x/
Filed by a party other than the Registrant / /
Check the appropriate box:
/ /	Preliminary Proxy Statement
/ /	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/x/	Definitive Proxy Statement
/ /	Definitive Additional Materials
/ /	Soliciting Material Under Rule 14a-12
LATITUDE COMMUNICATIONS, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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LATITUDE COMMUNICATIONS, INC.
2121 TASMAN DRIVE
SANTA CLARA, CA 95054

Notice of Annual Meeting of Stockholders
To Be Held June 5, 2003

        On June 5, 2003, Latitude Communications, Inc., a Delaware corporation (the "Company"), will hold its Annual Meeting of Stockholders at the principal executive offices of the Company, located at 2121 Tasman Drive, Santa Clara, CA. The Meeting will begin at 9:00 a.m. local time.

        Only stockholders who owned stock at the close of business on April 10, 2003 may vote at this Meeting or any adjournment that may take place. At the Meeting we will:

  •
  Elect two directors to serve on our Board of Directors until 2006.

  •
  Ratify the appointment of PricewaterhouseCoopers LLP as our independent accountants for the current fiscal year.

  •
  Transact any other business properly brought before the Meeting.

        Our Board of Directors recommends that you vote in favor of the proposals outlined in the attached Proxy Statement.

        We cordially invite all stockholders to attend the Annual Meeting in person. However, whether or not you expect to attend the Annual Meeting in person, please mark, date, sign and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope provided to ensure your representation and the presence of a quorum at the Annual Meeting. If you send in your proxy card and then decide to attend the Annual Meeting to vote your shares in person, you may still do so. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement.

By Order of the Board of Directors,

Rick M. McConnell President and Chief Executive Officer

Santa Clara, California
April 28, 2003

LATITUDE COMMUNICATIONS, INC.
2121 TASMAN DRIVE
SANTA CLARA, CA 95054

PROXY STATEMENT
FOR THE
2003 ANNUAL MEETING OF STOCKHOLDERS
JUNE 5, 2003

        Our Board of Directors is soliciting proxies for the 2003 Annual Meeting of Stockholders. This Proxy Statement contains important information for you to consider when deciding how to vote on the matters brought before the Meeting. Please read it carefully.

        The Board set April 10, 2003 as the record date for the Meeting. Stockholders of record who owned our common stock on that date are entitled to vote at and attend the Meeting, with each share entitled to one vote. 19,389,857 shares of common stock were outstanding on the record date.

        Voting materials, which include this Proxy Statement, a proxy card and the 2002 Annual Report on Form 10-K, will be mailed to stockholders on or about April 28, 2003.

        In this Proxy Statement:

  •
  "We," "us," "our," "Latitude" and the "Company" refer to Latitude Communications, Inc.

  •
  "Annual Meeting" or "Meeting" means our 2003 Annual Meeting of Stockholders

  •
  "Board of Directors" or "Board" means our Board of Directors

  •
  "SEC" means the Securities and Exchange Commission

        We have summarized below important information with respect to the Annual Meeting.

Time And Place Of The Annual Meeting

        The Annual Meeting is being held on June 5, 2003 at 9:00 a.m. local time at our principal executive offices located at 2121 Tasman Drive, Santa Clara, California.

        All stockholders who owned shares of our stock as of April 10, 2003, the record date, may attend the Annual Meeting.

Purpose Of The Proxy Statement And Proxy Card

        You are receiving a Proxy Statement and proxy card from us because you owned shares of our common stock on April 10, 2003, the record date. This Proxy Statement describes issues on which we would like you, as a stockholder, to vote. It also gives you information on these issues so that you can make an informed decision.

        When you sign the proxy card, you appoint Rick McConnell and Luis Buhler as your representatives at the Meeting. Mr. McConnell and Mr. Buhler will vote your shares, as you have instructed them on the proxy card, at the Meeting. This way, your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the Meeting it is a good idea to complete, sign and return your proxy card in advance of the Meeting just in case your plans change.

Proposals To Be Voted On At This Year's Annual Meeting

        You are being asked to vote on the following:

  •
  The election of two directors to serve on our Board of Directors until 2006.

  •
  The ratification of the appointment of PricewaterhouseCoopers LLP as our independent accountants for the current fiscal year.

  •
  Any other business properly brought before the Meeting.

        The Board of Directors recommends a vote FOR each of these proposals.

Voting Procedure

You may vote by mail.

        To vote by mail, please sign your proxy card and return it in the enclosed, prepaid and addressed envelope. If you mark your voting instructions on the proxy card, your shares will be voted as you instruct.

You may vote in person at the Meeting.

        We will pass out written ballots to anyone who wants to vote at the Meeting. If you hold your shares in street name, you must request a legal proxy from your stockbroker in order to vote at the Meeting. Holding shares in "street name" means your shares of stock are held in an account by your stockbroker, bank, or other nominee, and the stock certificates and record ownership are not in your name. If your shares are held in "street name" and you wish to attend the Annual Meeting, you must notify your broker, bank or other nominee and obtain the proper documentation to vote your shares at the Annual Meeting.

You may change your mind after you have returned your proxy.

        If you change your mind after you return your proxy, you make revoke your proxy at any time before the polls close at the Meeting. You may do this by:

  •
  signing another proxy with a later date, or

  •
  voting in person at the Annual Meeting.

Multiple Proxy Cards

        If you received more than one proxy card, it means that you hold shares in more than one account. Please sign and return all proxy cards to ensure that all your shares are voted.

Quorum Requirement

        Shares are counted as present at the Meeting if the stockholder either:

  •
  is present and votes in person at the Meeting, or

  •
  has properly submitted a proxy card.

        A majority of our outstanding shares as of the record date must be present at the Meeting (either in person or by proxy) in order to hold the Annual Meeting and conduct the business brought before the Meeting. This is called a "quorum."

Consequences of Not Returning Your Proxy; Broker Non-Votes

        If your shares are held in your name, you must return your proxy (or attend the Annual Meeting in person) in order to vote on the proposals. If your shares are held in street name and you do not vote your proxy, your brokerage firm may either:

  •
  vote your shares on routine matters, or

  •
  leave your shares unvoted.

        Under the rules that govern brokers who have record ownership of shares that are held in "street name" for their clients, brokers may vote such shares on behalf of their clients with respect to "routine" matters (such as the election of directors or the ratification of auditors), but not with respect to non-routine matters (such as a proposal submitted by a stockholder). If the proposals to be acted upon at any meeting include both routine and non-routine matters, the broker may turn in a proxy card for uninstructed shares that votes FOR the routine matters, but expressly states that the broker is not voting on non-routine matters. This is called a "broker non-vote."

        Broker non-votes will be counted for the purpose of determining the presence or absence of a quorum, but will not be counted for the purpose of determining the number of votes cast.

Effect Of Abstentions

        Abstentions are counted as shares that are present and entitled to vote for the purposes of determining the presence of a quorum and as votes AGAINST for purposes of determining the approval of any matter submitted to the stockholders for a vote.

Required Vote

        Assuming a quorum is present, the two nominees receiving the highest number of votes will be elected as directors. The ratification of the independent accountants will require the affirmative vote of a majority of shares present in person or represented by proxy at the Meeting.

Vote Solicitation; Use of Outside Solicitors

        Latitude Communications, Inc. is soliciting your proxy to vote your shares at the Annual Meeting. In addition to this solicitation by mail, our directors, officers and other employees may contact you by telephone, Internet, in person or otherwise to obtain your proxy. These persons will not receive any additional compensation for assisting in the solicitation. We will also request brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners. We will reimburse these entities and our transfer agent for their reasonable out-of-pocket expenses in forwarding proxy material.

Vote Tabulation

        Votes cast by proxy or in person at the Annual Meeting will be counted by the Inspector of Elections with the assistance of our transfer agent. The Inspector of Elections will also determine whether a quorum is present at the Annual Meeting. Mark Thompson, our Corporate Controller, will serve as Inspector of Elections.

        The shares represented by the proxy cards received, properly marked, dated, signed and not revoked, will be voted at the Annual Meeting. If the proxy card specifies a choice with respect to any matter to be acted on, the shares will be voted in accordance with that specified choice. Any proxy card which is returned but not marked will be voted FOR the proposals discussed in this Proxy Statement, and as the proxy holders deem desirable for any other matters that may come before the Meeting. Broker non-votes will not be considered as voting with respect to any matter for which the broker does not have voting authority.

        We believe that the procedures to be used by the Inspector to count the votes are consistent with Delaware law concerning voting of shares and determination of a quorum.

Publication Of Voting Results

        We will announce preliminary voting results at the Meeting. We will publish the final results in our quarterly report on Form 10-Q for the second quarter of 2003, which we will file with the SEC. This report will be available on our website at www.latitude.com. You may also contact our Investor Relations Department at (408) 988-7200 to obtain a copy. In addition, you may contact the SEC at (800) 732-0330 for the location of the nearest public reference room, or retrieve a copy through the EDGAR system at www.sec.gov.

Other Business

        We do not know of any business to be considered at the 2003 Annual Meeting other than the proposals described in this Proxy Statement. However, because we did not receive notice of any other proposals to be brought before the Meeting by March 19, 2003, if any other business is properly presented at the Annual Meeting, your signed proxy card gives authority to Mr. McConnell and Mr. Buhler to vote on such matters at their discretion.

Proposals For 2004 Annual Meeting

        Proposals of stockholders intended to be included in the Company's proxy statement for the 2004 Annual Meeting must be submitted in writing to Luis Buhler, Chief Financial Officer, Latitude Communications, Inc., 2121 Tasman Drive, Santa Clara, California 95054, no later than December 29, 2003.

        For proposals, other than for nomination of a person for election to the Board, to be brought before an annual meeting by a stockholder, timely notice must be given to the secretary of the Company and such business must be a proper matter for stockholder action under Delaware General Corporation Law. To be timely, a stockholder's notice must be delivered to our principal executive offices not less than 20 days nor more than 90 days prior to the first anniversary of the preceding year's annual meeting of stockholders; provided, however, that in the event that the date of the annual meeting is more than 30 days prior to or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the 90th day prior to such annual meeting and not later than the close of business on the later of the 20th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. Such written notice must include the specific information listed in the Company's Bylaws.

        For nomination of a person for election to the Board, a stockholder's notice must be delivered to the secretary of the Company at our principal executive offices not less than 60 days nor more than 90 days prior to the meeting; provided, however, that in the event that less than 60 days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder will be timely if it is received by the secretary no later than the close of business on the 10th day following the day on which such notice of the date of the meeting is mailed or such public disclosure is made. Such written notice must indicate the specific information listed in the Company's Bylaws.

        In addition, if the Company is not notified of a stockholder proposal by the date that is 45 days prior to the anniversary date of this year's proxy mailing, then the proxies held by management of the Company provide discretionary authority to vote against such stockholder proposal, even though such proposal is not discussed in the Proxy Statement.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

        We have nominated two candidates for election to the Board this year. Detailed information on each of the nominees, as well as our other directors and executive officers is provided in the Management Section of this Proxy Statement, which begins on page 7.

        Our Certificate of Incorporation requires that the Board of Directors is divided into three classes, with staggered three-year terms. The Class III directors whose terms expire at the Annual Meeting are Klaus-Dieter Laidig and Emil C.W. Wang. The Class I directors whose terms expire at our 2004 Annual Meeting of Stockholders are Rick M. McConnell and Jan A. Praisner. The Class II directors whose terms expire at our 2005 Annual Meeting of Stockholders are James L. Patterson and Robert J. Finocchio, Jr. You only elect one class of directors at each annual meeting. The other classes continue to serve for the remainder of their three-year terms. The Class III directors are nominees for re-election at the Annual Meeting. Each nominee has consented to be named as a nominee and to serve if elected.

Vote Required

        If a quorum is present, the two nominees receiving the highest number of affirmative votes of shares entitled to be voted for them will be elected as directors for the ensuing three-year period. Unless marked otherwise, proxies received will be voted FOR the election of each of the two nominees. If additional people are nominated for election as directors, the proxy holders intend to vote all proxies received by them in a way that will ensure that as many as possible of the nominees listed below are elected. If this happens, the specific nominees to be voted for will be determined by the proxy holders.

Nominees for the Board of Directors

        The names of the nominees are listed below. Further information about each nominee, as well as other directors and executive officers may be found in the Management Section of this Proxy Statement, which begins on page 7.

Nominee Names
Klaus-Dieter Laidig
Emil C. W. Wang

Recommendation of the Board:

THE BOARD RECOMMENDS A VOTE FOR
THE ELECTION OF ALL NOMINEES NAMED ABOVE.

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

        The Audit Committee has recommended, and the Board has approved, the appointment of PricewaterhouseCoopers LLP as our independent accountants. PricewaterhouseCoopers LLP has served as our independent accountants since 1993. In the event that ratification of this selection of accountants is not approved by a majority of the shares of common stock voting at the Annual Meeting in person or by proxy, the Board will review its future selection of auditors.

        A representative of PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting. This representative will have an opportunity to make a statement and will be available to respond to appropriate questions.

Recommendation of the Board:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF
PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S INDEPENDENT ACCOUNTANTS
FOR FISCAL YEAR 2003.

MANAGEMENT

Executive Officers and Directors

        The following table provides information with respect to our executive officers and directors as of April 10, 2003:

Name	Age	Position
Rick M. McConnell	37	President, Chief Executive Officer and Director
Luis P. Buhler	50	Chief Financial Officer
David N. Bieselin	39	Vice President, Development
Martin N. Hollander	50	Vice President, Business Development and Product Strategy
John M. Marcone	37	Vice President, Worldwide Sales
William A. Odell	41	Vice President, Corporate Marketing
R. Dixon Speas, Jr.	56	Vice President, Worldwide Support
Edward D. Tracy	43	Vice President, Operations
Emil C.W. Wang	51	Chairman of the Board of Directors
Robert J. Finocchio, Jr.	51	Director
Klaus-Dieter Laidig	60	Director
James L. Patterson	65	Director
Jan A. Praisner	51	Director

        Mr. McConnell has served as the Chief Executive Officer and a director of the Company since September 2002. He has also served as President of the Company since August 2001. In addition, he served as our Chief Operating Officer from August 2001 to September 2002. Mr. McConnell served as the Company's Vice President, Finance and Chief Financial Officer from December 1998 until August 2001; in addition to these roles, he served as the Company's Vice President, Administration from December 1998 until February 2001. From January 1994 to November 1998, Mr. McConnell was Chief Financial Officer and Vice President, Finance and Administration of Storm Technology, Inc., a maker of personal scanners, and served as Director of Finance and Administration of Storm from June 1992 until January 1994. From July 1987 to June 1990, Mr. McConnell was employed as a financial engineer by The First Boston Corporation, predecessor to Credit Suisse First Boston, a financial services firm. Mr. McConnell holds a B.A. degree in Quantitative Economics from Stanford University and an M.B.A. degree from the Stanford Graduate School of Business.

        Mr. Buhler has served as the Company's Chief Financial Officer since September 2002. Prior to joining the Company, he was Chief Financial Officer for Simplex Solutions, Inc., a software company, from January 1999 until June 2002. From February 1998 until January 1999, he served as a consultant and a principal of Rockledge Associates, a finance and public affairs consulting firm. From January 1997 until February 1998, he served as Deputy Secretary for Economic Development at the California Trade and Commerce Agency. From August 1988 until September 1996, Mr. Buhler held various finance and marketing positions, including Vice President, Treasurer and Vice President, International Marketing, at Trans Ocean Ltd., an international equipment leasing company. Mr. Buhler holds a B.A. degree in Economics from Stanford University, an M.A. degree in Urban Studies from Occidental College and an M.B.A. degree from the Stanford Graduate School of Business.

        Mr. Bieselin has served as the Company's Vice President, Development since August 2000. From July 1998 to August 2000, he served as Director of Product Development, and from January 1997 to July 1998, Mr. Bieselin was a Manager of Product Development for the Company. From October 1993 to January 1997, he was a member of our technical staff. Mr. Bieselin holds a B.S. degree in Electrical Engineering from Clarkson University and an M.S. in Electrical Engineering from Stanford University.

        Mr. Hollander was appointed Vice President, Business Development and Product Strategy in April 2003. From October 2001 to April 2003, he served as our Vice President, Worldwide Marketing.

Prior to joining the Company he was Vice President, Marketing for ProactiveNet, Inc., a provider of system management tools from March 2000 to October 2001. From June 1998 to February 2000, he was the principal of Strategic Edge, a consulting firm, and from July 1995 to May 1998, he was VP Marketing and Business Development for IntelliCorp, Inc. a developer of business process software. Mr. Hollander holds a B.S. degree in Quantitative Sociology and an M.S. degree in Public Policy & Management from Carnegie-Mellon University and an M.B.A. degree from the Stanford Graduate School of Business.

        Mr. Marcone has served as our Vice President, Worldwide Sales since August 2002. From July 2000 to August 2002, he served as our Vice President, Western Regional Sales, and from May 1998 to July 2000, he served as a Director of Business Development for the Company. Prior to joining the Company, Mr. Marcone was a Director of Sales for Travelnet, a provider of enterprise travel automation software, from July 1996 until March 1998. Mr. Marcone holds a B.A. degree in Economics from the University of California at Los Angeles and an M.B.A. in Finance and Marketing from the Anderson School of Business at the University of California at Los Angeles.

        Mr. Odell was appointed Vice President, Corporate Marketing in April 2003. He served as our Vice President, Sales Development from July 2000 until April 2003 and he served as Director of Sales Development from July 1999 until July 2000. From August 1996 until July 1999, he served as Director of Corporate and Field Marketing. Prior to joining the Company, Mr. Odell held several management positions at Compression Labs, a video teleconferencing equipment company, including Director of Marketing and Director of Sales. Before Compression Labs, Mr. Odell worked for Sun Microsystems in a variety of marketing roles. Mr. Odell holds a B.A. in Political Science from the University of California Berkeley and an M.B.A. from the Amos Tuck School of Business at Dartmouth College.

        Mr. Speas has served as the Company's Vice President, Worldwide Support since January 2002. Mr. Speas served as the Company's Vice President, Worldwide Support and International Sales from July 2000 until December 2001 and the Company's Vice President, Worldwide Support and Sales from September 1999 until June 2000. From March 1989 to August 1999, Mr. Speas served in various management positions with Aspect Telecommunications Corporation, most recently Vice President, Asia Pacific and Latin America. Mr. Speas holds a B.S. degree in Industrial Engineering and an M.S. degree in Operations Research from Stanford University and an M.B.A. degree from the Stanford Graduate School of Business.

        Mr. Tracy has served as the Company's Vice President, Operations since April 2001. Mr. Tracy served as Vice President, Service Provider Solutions from August 2000 to April 2001, Vice President, Product Development from March 1998 to August 2000, Vice President, Product Operations from December 1996 to March 1998 and Director of Engineering from May 1993 to December 1996. From January 1986 to May 1993, Mr. Tracy served in various management positions with Aspect Telecommunications Corporation, including Director of Engineering from May 1991 to May 1993. Before Aspect, Mr. Tracy worked with DAVID Systems, Inc., a telecommunications company, as a designer of voice/data switching PBX systems. Mr. Tracy holds an Sc.B. degree in Engineering from Brown University and an M.S. degree in Electrical Engineering from Stanford University.

        Mr. Wang, the Company's founder, has served as Chairman since the inception of the company in April, 1993. He served as Chief Executive Officer from the Company's inception in April 1993 until September 2002. Mr. Wang also served as the Company's President from April 1993 until August 2001. Before founding the Company, Mr. Wang served in various management positions with Aspect Telecommunications Corporation, a provider of call center systems. Prior to Aspect, Mr. Wang was employed with ROLM Corporation, a manufacturer of PBX systems, and was a consultant with Bain & Co., a management consulting firm. Mr. Wang holds a B.S. degree in Civil Engineering from Princeton University, an M.S. degree in Structural Engineering from Stanford University and an M.B.A. degree from Stanford Graduate School of Business.

        Mr. Finocchio has served as a director of the Company since August 1995. In September 2000, Mr. Finocchio retired from Informix Corporation, a provider of information management software, where he had served as Chairman of the Board of Directors since July 1997. From July 1997 to July 1999, in addition to serving as Chairman, Mr. Finocchio also served as President and Chief Executive Officer of Informix. From December 1988 until May 1997, Mr. Finocchio was employed with 3Com Corporation, a global data networking company, where he held various positions, most recently serving as President, 3Com Systems. Before his employment with 3Com, Mr. Finocchio held various executive positions in sales and service with Rolm Corporation, most recently as Vice President of Rolm Systems Marketing. Mr. Finocchio is a Trustee of Santa Clara University. Mr. Finocchio is also a director of Echelon Corporation, a supplier of control networks products and services, Turnstone Systems, Inc., a telecommunications equipment supplier, and Altera Corporation, a supplier of programmable logic semiconductors. Mr. Finocchio holds a B.S. degree in Economics from Santa Clara University and an M.B.A. degree from the Harvard Business School.

        Mr. Laidig joined the Company's Board of Directors in November 1999. Since December 1997 he has served as Managing Partner of Laidig Business Consulting GmbH, a consulting firm that works with technology companies. From April 1967 to June 1998, Mr. Laidig served in various positions for Hewlett-Packard GmbH, the German subsidiary of Hewlett Packard Company, a global provider of computing and imaging solutions and services, including from 1985 to 1998 as General Manager. Mr. Laidig also serves as a director of Agile Software Corporation, a product chain solutions software company, Heiler Software AG, a software company, SAP AG, an international developer and supplier of integrated business application software, Varetis AG, a software company, and Mach Hitech AG, an investment Company. Mr. Laidig holds an M.B.A. degree from the University of Applied Sciences in Pforzheim, Germany.

        Mr. Patterson has been a director of Latitude since July 1993. Mr. Patterson has been an independent consultant since June 1987. Mr. Patterson also serves as a director of Agile Software Corporation, a product chain solutions software company. Mr. Patterson holds a B.S. degree in Electrical Engineering from the University of Colorado.

        Ms. Praisner has served as a director of the Company since September 2002. In March 2000, she retired from Clarify, Inc, a customer relationship management software provider, where she had been serving as Chief Financial Officer since April 1998. From January 1997 to April 1998, she served as a venture partner at Institutional Venture Partners, a venture capital firm. Ms. Praisner holds a B.A. degree in German and an M.B.A. from Southern Methodist University. She is a certified public accountant.

        There are no family relationships among any of the directors or executive officers of the Company.

        Storm Technology, Inc. filed for Chapter 7 bankruptcy protection in November 1998 when Mr. McConnell was Storm's Chief Financial Officer and Vice President, Finance and Administration.

Board Composition

        Our Certificate of Incorporation requires that the Board of Directors is divided into three classes, with staggered three-year terms. The Class III directors whose terms expire at the Annual Meeting are Klaus-Dieter Laidig and Emil C.W. Wang. The Class I directors whose terms expire at our 2004 Annual Meeting of Stockholders are Rick M. McConnell and Jan A. Praisner. The Class II directors whose terms expire at our 2005 Annual Meeting of Stockholders are James L. Patterson and Robert J. Finocchio, Jr.

Meetings And Committees Of The Board Of Directors

        During the last fiscal year (the period from January 1, 2002 through December 31, 2002), the Board met eight times. Each director attended at least 75% of all Board and applicable committee meetings during this time. The Board has a Compensation Committee and an Audit Committee.

        James Patterson and Klaus-Dieter Laidig are members of the Compensation Committee. The Compensation Committee held one meeting during the last fiscal year. The functions of the Compensation Committee are to establish and administer our policies regarding annual executive salaries and cash incentives and long-term equity incentives. The Compensation Committee administers our 1993 Stock Plan, 1999 Stock Plan, 1999 Directors' Stock Plan, 1999 Employee Stock Purchase Plan and 2001 Employee Stock Option Plan.

        The Audit Committee is comprised of Directors Robert Finocchio, Klaus-Dieter Laidig and Jan Praisner. The Audit Committee held four meetings during the last fiscal year. The functions of the Audit Committee are to recommend the engagement of the independent public accountants, to monitor the effectiveness of the audit effort, and to monitor our financial and accounting organization and its system of internal accounting controls. The Audit Committee has a written charter, which was amended in December 2002 and is attached as Appendix A to this proxy statement.

        The Board does not have a nominating committee or a committee performing the functions of a nominating committee.

Director Compensation

        Starting in 2003, each non-employee director of the Company is paid $5,000 per quarter for service on the Company's Board of Directors. Each member of the Audit Committee is paid an additional $2,500 per quarter for service on the Audit Committee. In addition to the foregoing amounts, the chair of the Audit Committee is paid $1,250 per quarter for service as chair of the committee. All directors are also reimbursed for out-of-pocket expenses incurred in connection with Board meeting attendance. Our Chairman, Emil Wang, did not receive any compensation for his services as a director in the first quarter of 2003. He will, however, receive payment pursuant to his consulting agreement with the Company which is discussed in the Transactions with Management section of this Proxy Statement on page 20.

        All non-employee directors participate in the 1999 Directors' Stock Plan. Under this plan, when each non-employee director first becomes a director, he or she receives a nonstatutory option to purchase 20,000 shares. Thereafter, on the date of each annual meeting of the Company's stockholders, each non-employee director shall be granted an additional option to purchase 5,000 shares of common stock if, on such date, he or she shall have served on the Company's Board of Directors for at least six months. All of our non-employee directors will have served for more than six months at the time of the Annual Meeting, so each of them will each receive an option to purchase 5,000 shares of the Company's common stock under the Directors' Plan if he or she remains on the Board after the Annual Meeting.

        All directors are also eligible to participate in our 1999 Stock Plan. Jan Praisner was granted an option to purchase 10,000 shares of our common stock on September 16, 2002 with an exercise price per share of $0.66, the fair market value of such shares on the date of grant. The option vests at the rate of 1/4th of the shares per year after the date of grant, subject to continued service as a Latitude director.

        Employee directors receive no additional compensation for serving on the Board of Directors.

COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table shows how much common stock is owned by the owners of more than 5% of our outstanding common stock, the directors, the Named Executive Officers identified on page 13 and all directors and executive officers as a group, as of April 10, 2003.

Name and Address	Amount and Nature of Beneficial Ownership(1)		Percent of Common Stock (%)(1)(2)
Entities affiliated with CitiGroup, Inc. 399 Park Avenue New York, NY 10043	3,530,000	(3)	18.2
WM Advisors, Inc. 1201 Third Avenue, 22nd Floor Seattle, WA 98101	2,585,180	(3)	13.3
Entities affiliated with Special Situations Technologies 470 University Avenue Palo Alto, CA 94301	1,392,165	(3)	7.2
Entities affiliated with Palo Alto Investors, LLC 470 University Avenue Palo Alto, CA 94301	1,189,527	(3)	6.1
Emil C.W. Wang	1,222,799	(4)	6.3
Rick M. McConnell	350,081	(5)	1.8
David N. Bieselin	176,248	(6)	*
Martin N. Hollander	112,104	(7)	*
John M. Marcone	92,338	(8)	*
R. Dixon Speas, Jr.	297,136	(9)	1.5
Edward D. Tracy	355,778	(10)	1.8
Robert J. Finocchio, Jr.	122,500	(11)	*
Klaus-Dieter Laidig	32,500	(12)	*
James L. Patterson	230,445	(13)	1.2
Jan A. Praisner	0		*
Debra J. Hirshlag	2,000		*
Eric Lee	1,000		*
All directors and executive officers as a group (13 persons)	3,091,182	(14)	15.9

*
Less than 1%.

(1)
Beneficial ownership is determined in accordance with SEC rules. In computing the number of shares beneficially owned by a person, we have included shares for which the named person has sole or shared power over voting or investment decisions. The number of shares beneficially owned includes common stock which the named person has the right to acquire, through conversion, option or warrant exercise, or otherwise, within 60 days after April 10, 2003.

(2)
Percentage of beneficial ownership is based on 19,389,857 shares outstanding as of April 10, 2003. For each named person, the percentage ownership includes stock which the person has the right to acquire within 60 days after April 10, 2003, as described in Footnote 1. However, such shares shall not be deemed outstanding with respect to the calculation of ownership percentage for any other person. Beneficial ownership calculations for 5% stockholders are based solely on publicly-filed Schedule 13D's or 13G's, which 5% stockholders are required to file with the SEC, and which generally set forth ownership interests as of December 31, 2003.

(3)
Beneficial ownership calculation is based solely on a review of Schedule 13G filings made with the Securities and Exchange Commission. Such filings set forth beneficial ownership as of December 31, 2002. In the case of entities affiliated with Palo Alto Investors, LLC, the filing set forth beneficial ownership as of December 9, 2002. In the case of WM Advisors, Inc., the filing set forth beneficial ownership as of March 31, 2003.

(4)
Includes 226,149 shares issuable upon exercise of options exercisable within 60 days of April 10, 2003. Indirect holdings include 941,750 shares held in trust and 54,900 shares held by Mr. Wang's children.

(5)
Includes 337,098 shares issuable upon exercise of options exercisable within 60 days of April 10, 2003.

(6)
Includes 112,255 shares issuable upon exercise of options exercisable within 60 days of April 10, 2003.

(7)
Includes 75,104 shares issuable upon exercise of options exercisable within 60 days of April 10, 2003.

(8)
Includes 84,695 shares issuable upon exercise of options exercisable within 60 days of April 10, 2003.

(9)
Includes 217,136 shares issuable upon exercise of options exercisable within 60 days of April 10, 2003.

(10)
Includes 159,482 shares issuable upon exercise of options exercisable within 60 days of April 10, 2003.

(11)
Includes 25,000 shares issuable upon exercise of options exercisable within 60 days of April 10, 2003.

(12)
Consists of shares issuable upon exercise of options exercisable within 60 days of April 10, 2003.

(13)
Includes 47,500 shares issuable upon exercise of options exercisable within 60 days of April 10, 2003 and 155,250 shares held by the Patterson Family Trust.

(14)
Includes 1,388,967 shares issuable upon exercise of options exercisable within 60 days of April 10, 2003. Does not include shares held by either Debra Hirshlag or Eric Lee, neither of whom are currently employed by the Company.

COMPENSATION OF EXECUTIVE OFFICERS

        The following table shows the compensation earned by (a) both individuals who served as our Chief Executive Officer during the fiscal year ended December 31, 2002, (b) the four other most highly compensated individuals who served as an executive officer during the fiscal year ended December 31, 2002 and (c) an additional individual who would have been included among the four people referenced in clause (b) above, if he had still been serving as an executive officer on December 31, 2002 (collectively the "Named Executive Officers").

Summary Compensation Table

Long-Term Compensation Awards
Annual Compensation
All Other Compensation ($)
Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)(1)		Securities Underlying Options/SARs (#)
Emil C.W. Wang Former Chief Executive Officer	2002 2001 2000	125,543 159,996 168,216	54,346 49,923 28,090		— 65,000 6,790	191,500 — 1,000	(2) (3)
Rick M. McConnell President and Chief Executive Officer	2002 2001 2000	188,750 173,673 153,098	55,582 34,124 34,144		250,000 185,000 36,790	— — —
David N. Bieselin Vice President, Development	2002 2001 2000	160,000 160,000 136,934	29,291 21,395 4,258		20,000 90,000 72,950	— — —
Martin N. Hollander Vice President, Business Development and Product Strategy	2002 2001	170,000 31,929	34,173 12,173		— 190,000	— —
John M. Marcone Vice President, Worldwide Sales	2002 2001 2000	142,917 124,999 111,456	138,306 117,053 81,184	(4) (4) (4)	100,000 40,000 47,950	350 — —	(3)
R. Dixon Speas, Jr. Vice President, Worldwide Support	2002 2001 2000	160,000 153,125 141,846	48,819 102,920 60,031	(5) (6)	20,000 90,000 42,597	1,500 — —	(3)
Edward D. Tracy Vice President, Operations	2002 2001 2000	160,000 160,000 168,220	29,291 21,395 9,429		20,000 80,000 36,790	— — —
Debra J. Hirshlag Former Vice President, Corporate Services	2002 2001	115,926 129,949	19,410 21,763		— 120,000	103,000 200	(7) (3)
Eric Lee Former Vice President, Worldwide Sales	2002 2001	161,598 80,208	58,326 46,407	(4) (4)	— 180,000	66,235 —	(8)

(1)
Bonus figures have been calculated on an accrual basis. Bonuses earned in one year but paid out in the subsequent year are therefore included in the year the bonus is earned.

(2)
Consists of $160,000 in severance payments, $30,000 in consulting fees and a $1,500 reimbursement for tax preparation.

(3)
Consists of reimbursement for tax return preparation.

(4)
Consists of sales commissions.

(5)
Includes $92,031 in sales commissions.

(6)
Includes $44,434 in sales commissions.

(7)
Consists of $77,500 in severance payments and $25,500 in consulting fees.

(8)
Consists of $65,625 in severance payments and a $610 reimbursement for tax return preparation.

OPTION GRANTS IN LAST FISCAL YEAR

        The following table provides information with respect to stock options granted to the Named Executive Officers during the last fiscal year. In addition, as required by SEC rules, the table sets forth the hypothetical gains that would exist for the options based on assumed rates of annual compound stock price appreciation during the option term.

	Individual Grants(1)
					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation For Option Term(2)
		Percent of Total Options Granted to Employees in Fiscal Year(%)(3)
	Number of Securities Underlying Options Granted (#)
			Exercise or Base Price ($/sh)
Name				Expiration Date
					5% ($)	10% ($)
Emil C.W. Wang	—	N/A	N/A	N/A	N/A	N/A
Rick M. McConnell	250,000	19.5	0.66	9/16/2012	103,768	262,968
David N. Bieselin	20,000	1.6	0.66	9/16/2012	8,301	21,037
Martin N. Hollander	—	N/A	N/A	N/A	N/A	N/A
John M. Marcone	100,000	7.8	0.66	9/16/2012	41,507	105,187
R. Dixon Speas, Jr.	20,000	1.6	0.66	9/16/2012	8,301	21,037
Edward D. Tracy	20,000	1.6	0.66	9/16/2012	8,301	21,037
Debra J. Hirshlag	—	N/A	N/A	N/A	N/A	N/A
Eric Lee	—	N/A	N/A	N/A	N/A	N/A

(1)
No stock appreciation rights were granted to the Named Executive Officers in the last fiscal year. Options vest at the rate of 1/48 of the total number of shares subject to the option each month after date of grant, subject to continued employment or provision of services to Latitude.

(2)
The 5% and 10% assumed annual rates of compounded stock price appreciation are mandated by the SEC. There is no assurance provided to any executive officer or any other holder of the Company's securities that the actual stock price appreciation over the 10-year option term will be at the assumed 5% and 10% levels or at any other defined level. Unless the market price of the common stock appreciates over the option term, no value will be realized from the option grants made to the executive officers.

(3)
The Company granted stock options representing 1,284,150 shares to employees in the last fiscal year.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
AND FISCAL YEAR-END OPTION VALUES

        The following table provides certain information with respect to stock options exercised by the Named Executive Officers during the last fiscal year that ended December 31, 2002. The table also provides the number of shares covered by stock options as of the end of the fiscal year, and the value of "in-the-money" stock options, which represents the positive difference between the exercise price of a stock option and the market price of the shares subject to such option at the end of the fiscal year.

Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Unexercised Options at Fiscal Year End (#) Exercisable/ Unexercisable(1)	Value of Unexercised In-the-Money Options at Fiscal Year End ($) Exercisable/ Unexercisable(2)
Emil C.W. Wang	—	—	214,978/49,849	83,625/5,381
Rick M. McConnell	—	—	286,552/365,683	20,388/219,288
David N. Bieselin	—	—	110,346/85,600	8,294/19,796
Martin N. Hollander	—	—	55,208/134,792	256/767
John M. Marcone	—	—	64,226/136,243	5,950/83,100
R. Dixon Speas, Jr.	—	—	183,723/118,874	3,650/24,000
Edward D. Tracy	—	—	140,395/89,432	28,806/20,925
Debra J. Hirshlag	—	—	—/—	N/A
Eric Lee	—	—	—/—	N/A

(1)
No stock appreciation rights (SARs) were outstanding during the last fiscal year.

(2)
Based on the $1.53 per share closing price of our common stock on The Nasdaq Stock Market on December 31, 2002, less the exercise price of the options.

        Notwithstanding anything to the contrary set forth in any of the Company's filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate future filings, including this Proxy Statement, in whole or in part, the Compensation Committee Report, the Audit Committee Report and the Stock Performance Graph shall not be deemed to be incorporated by reference into any such filings.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

        The following is a report of the Compensation Committee of the Board of Directors describing the compensation policies applicable to the Company's executive officers during the fiscal year that ended December 31, 2002. The Compensation Committee is responsible for establishing and monitoring our general compensation policies and compensation plans, as well as the specific compensation levels for executive officers. It also makes recommendations to the Board of Directors concerning the granting of options under our 1993 Stock Plan, 1999 Stock Plan and 2001 Employee Stock Option Plan. Executive officers who are also directors have not participated in deliberations or decisions involving their own compensation.

General Compensation Policy

        Under the supervision of the Board of Directors, the Company's compensation policy is designed to attract and retain qualified key executives critical to the Company's growth and long-term success. Latitude's compensation policy is generally aimed at rewarding executives for achieving corporate and individual objectives and aligning the interests of executives with the interests of the Company. It is the objective of the Board of Directors to have a portion of each executive's compensation contingent upon the Company's performance as well as upon the individual's personal performance. Accordingly, each executive officer's compensation package is comprised of three elements: (i) base salary, which reflects individual performance and expertise, (ii) variable bonus awards payable in cash and tied to the achievement of certain performance goals that the Board of Directors establishes from time to time for the Company, and (iii) long-term stock-based incentive awards, which are designed to strengthen the mutuality of interests between the executive officers and the Company's stockholders. In addition, officers of the Company with sales responsibility are eligible to receive commissions based on sales bookings.

        The summary below describes in more detail the factors that the Board of Directors considers in establishing each of the three primary components of the compensation package provided to the executive officers.

Base Salary

        The level of base salary is established primarily on the basis of the individual's qualifications and relevant experience, the strategic goals for which he or she has responsibility, the compensation levels at companies that compete with the Company for business and executive talent, and the incentives necessary to attract and retain qualified management. Base salary is adjusted each year to take into account the individual's performance and to maintain a competitive salary structure. Company performance does not play a significant role in the determination of base salary.

Cash-Based Incentive Compensation

        Latitude has adopted a bonus program for its executive officers that is intended to provide a direct link between executive compensation and the achievement of corporate objectives. In 2002 these objectives were to achieve certain revenue, enterprise customer acquisition and product usage goals. Each executive officer is eligible for a bonus based on achievement by the Company of quarterly performance metrics set by the Board.

Long-Term Incentive Compensation

        The Company has utilized its stock option plans to provide executives and other key employees with incentives to maximize long-term stockholder value. Awards under this plan by the Board of Directors take the form of stock options designed to give the recipient a significant equity stake in the Company and thereby closely align his or her interests with those of the Company's stockholders. Factors considered in making such awards include the individual's position in the Company, his or her performance and responsibilities and industry practices and norms. Specifically, the 2002 bonus program awards were based on performance metrics set by the Board. The Long-term incentives granted in prior years and existing level of stockownership are also taken into consideration.

        Each option grant allows the executive officer to acquire shares of common stock at a fixed price per share (the fair market value on the date of grant) over a specified period of time (up to 10 years). The options typically vest in periodic installments over a four-year period, contingent upon the executive officer's continued employment with the Company. Accordingly, the option will provide a return to the executive officer only if the market price of the common stock appreciates over the option term, and the officer's participation in the return increases to the extent that the officer remains in the Company's service over the four-year vesting period.

Compensation of the Chief Executive Officer

        Mr. McConnell has served as the Company's Chief Executive Officer since September 2002. His base salary for fiscal 2002 was $188,750; he was paid a bonus of $55,582. Mr. Wang, who served as the Company's Chief Executive Officer until September 2002, had a base salary of $125,543 and was paid a bonus of $55,582 in fiscal 2002. The bonuses paid to Mr. McConnell and Mr. Wang were based on the Company's achievement of quarterly targets in the following areas: revenue, customer acquisition and product usage, with the revenue targets being weighted more heavily than the other areas. The factors discussed above in "Base Salary," "Cash-Based Incentive Compensation," and "Long-Term Incentive Compensation" were also applied in establishing the amount of Mr. McConnell's and Mr. Wang's salary and stock option grants.

Deductibility of Executive Compensation

        The Committee has considered the impact of Section 162(m) of the Internal Revenue Code adopted under the Omnibus Budget Reconciliation Act of 1993, which section disallows a deduction for any publicly held corporation for individual compensation exceeding $1 million in any taxable year for the CEO and four other most highly compensated executive officers, respectively, unless such compensation meets the requirements for the "performance-based" exception to Section 162(m). As the cash compensation paid by the Company to each of its executive officers is expected to be below $1 million and the Committee believes that options granted under the Company's 1999 Plan to such officers will meet the requirements for qualifying as performance-based, the Committee believes that Section 162(m) will not affect the tax deductions available to the Company with respect to the compensation of its executive officers. It is the Committee's policy to qualify, to the extent reasonable, its executive officers' compensation for deductibility under applicable tax law. However, the Company may from time to time pay compensation to its executive officers that may not be deductible.

        Compensation Committee:
        Klaus-Dieter Laidig
        James L. Patterson

Compensation Committee Interlocks and Insider Participation

        The Compensation Committee of the Board of Directors currently consists of Mr. Laidig and Mr. Patterson. No member of the Compensation Committee or executive officer of the Company has a relationship that would constitute an interlocking relationship with executive officers or directors of another entity.

AUDIT COMMITTEE REPORT

        The Audit Committee of our Board of Directors is composed of three independent directors and operates under a written charter originally adopted by the Board of Directors in February 1999 and amended in April 2001 and December 2002. The current Audit Committee Charter is included as Attachment A to this Proxy Statement. The members of the Audit Committee are currently Robert J. Finocchio, Jr., Klaus-Dieter Laidig and Jan A. Praisner. Ms. Praisner currently serves as the Chairwoman of the Audit Committee. Each of the members of the Audit Committee is independent as defined by the Nasdaq Marketplace Rules.

        The Audit Committee recommends to the Board of Directors, subject to stockholder ratification, the selection of an accounting firm to be engaged as the Company's independent accountants. The independent accountants are responsible for performing an independent audit of the Company's financial statements in accordance with generally accepted auditing standards and to issue a report thereon. Management is responsible for our internal controls and the financial reporting process. The Audit Committee is responsible for monitoring and overseeing these processes.

        The Audit Committee held four meetings during fiscal year 2002. The meetings were designed to facilitate and encourage communication between the Audit Committee, management, the internal auditors and our independent public accountants, PricewaterhouseCoopers LLP. Management represented to the Audit Committee that our financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee reviewed and discussed the audited financial statements for fiscal year 2002 with management and the independent accountants.

        The Audit Committee discussed with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended.

        The Audit Committee has received and reviewed the written disclosures and the letter from the independent accountants, PricewaterhouseCoopers LLP, as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. Additionally, the Audit Committee has discussed with PricewaterhouseCoopers LLP the issue of its independence from the Company.

        Based on its review of the audited financial statements and the various discussions noted above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2002.

        The Audit Committee of the Board of Directors of Latitude Communications, Inc.:

Robert J. Finocchio, Jr. Klaus-Dieter Laidig Jan A. Praisner

FEES BILLED FOR SERVICES RENDERED BY PRINCIPAL ACCOUNTANT

        During our past two completed fiscal years, ending December 31, 2002 and December 31, 2001, respectively, PricewaterhouseCoopers LLP, our independent auditor and principal accountant, billed the fees set forth below. The audit committee of the Board of Directors has considered whether the non-audit services provided by PricewaterhouseCoopers LLP are compatible with maintaining its independence.

	2002	2001
Audit Fees	$189,300	$179,950
Audit-Related Fees	$5,000	$10,500
Tax Fees	$71,340	$122,555
All Other Fees	—	—

TRANSACTIONS WITH MANAGEMENT

        The Company has entered into separate indemnification agreements with each of our directors and officers. These agreements require the Company to, among other things, indemnify such director or officer against expenses including attorney's fees, judgments, fines and settlements paid by such individual in connection with any action, suit or proceeding arising out of such individual's status or service as a director or officer of the Company. The Company is not required to indemnify officers and directors from liabilities arising from willful misconduct or conduct that is knowingly fraudulent or deliberately dishonest. In addition, the indemnification agreements require the Company to advance expenses incurred by such individual in connection with any proceeding against such individual with respect to which such individual may be entitled to indemnification by the Company. We believe that our Certificate of Incorporation and Bylaw provisions and indemnification agreements are necessary to attract and retain qualified persons as directors and officers. We also maintain directors' and officers' liability insurance.

        Pursuant to an interest-bearing, secured, full-recourse promissory note issued in June 2001, the Company made a loan of $400,000 to Rick McConnell, our President and Chief Executive Officer, and his wife. Such loan is secured by Mr. and Mrs. McConnell's residence and is due and payable in June 2005. No changes have been made to the loan since its issuance. As of March 31, 2003, $435,040 was outstanding under the loan. The interest rate payable on the promissory note is 5.12% per annum, compounded annually.

        Emil Wang, our Chairman and former Chief Executive Officer, has entered into a Separation and Release Agreement with the Company in September 2002 that provides Mr. Wang with a severance payment of $160,000 as well as continued health care benefits until September 30, 2003. In September 2002, Mr. Wang also entered into a Consulting Agreement with the Company which provides that in exchange for his services as a consultant to the Company through March 31, 2003 he would be paid an aggregate of approximately $45,000.

        In 2002, Debra Hirshlag, Joseph Cooney and Eric Lee, each of whom is a former executive officer of the Company, entered into Separation and Release Agreements with the Company that provided each with severance payments in the amount of $77,500, $70,000 and $65,000, respectively. Each former executive was also provided with temporary continuation of health care benefits.

        In October 2002, Joseph Cooney entered into a Consulting Agreement with the Company which provides that in exchange for his services as a consultant to the Company from October 1, 2002 until October 31, 2002 he would be paid an aggregate of $11,667.

        In October 2002, Debra Hirshlag entered into a Consulting Agreement with the Company which provides that in exchange for her services as a consultant to the Company from October 1, 2002 until

December 31, 2002 she would be paid $500 per half day worked. Ms. Hirshlag was paid an aggregate of $25,500 under such agreement.

        Luis Buhler, our Chief Financial Officer, has entered into a Change of Control Severance Agreement with the Company that provides for the payment of a severance benefit equal to Mr. Buhler's annual salary in the event Mr. Buhler is terminated within two years of a change of control of the Company. In the event of such a termination, the agreement also provides for the acceleration of vesting of the options held by Mr. Buhler such that 50% of his unvested shares shall become fully vested and exercisable. The option acceleration provisions of Mr. Buhler's agreement are identical to those provided to all employees pursuant to the terms of our 1999 Stock Plan and 2001 Employee Stock Option Plan.

STOCK PERFORMANCE GRAPH

        The following graph compares the cumulative total stockholder return data for the Company's stock since May 7, 1999 (the date on which the Company's stock was first registered under Section 12 of the Securities Exchange Act of 1934, as amended) to the cumulative return over such period of (i) the Nasdaq Composite Index and (ii) the Nasdaq Telecommunications Index. The graph assumes that $100 was invested on May 7, 1999, the date on which the Company completed the initial public offering of its common stock, in the common stock of the Company and in each of the comparative indices. The graph further assumes that such amount was initially invested in the common stock of the Company at a per share price of $12.00, the price to which such stock was first offered to the public by the Company on the date of its initial public offering, and reinvestment of any dividends. The stock price performance on the following graph is not necessarily indicative of future stock price performance.

COMPARISON OF 43 MONTH CUMULATIVE TOTAL RETURN *
AMONG LATITUDE, NASDAQ COMPOSITE INDEX
AND NASDAQ TELECOMMUNICATIONS INDEX

*
Assumes $100 invested on May 7, 1999 in stock or index, including reinvestment of dividends.

	5/7/99	12/31/99	12/29/00	12/31/01	12/31/02
Latitude Communications	$100.00	$217.71	$32.29	$22.08	$12.75
Nasdaq Composite Index	$100.00	$162.54	$98.68	$77.90	$53.34
Nasdaq Telecommunications Index	$100.00	$152.31	$69.52	$35.49	$16.32

Section 16 Beneficial Ownership Reporting Compliance

        Section 16(a) of the Exchange Act requires our directors, our executive officers and persons who own more than 10% of the common stock (collectively, "Reporting Persons") to file initial reports of ownership and changes in ownership of our common stock. Reporting Persons are required by SEC regulations to furnish us with copies of all Section 16(a) reports they file. To the Company's knowledge, based solely on its review of the copies of such reports received or written representations from certain Reporting Persons that no other reports were required, the Company believes that during its fiscal year ended December 31, 2002 all Reporting Persons complied with all applicable filing requirements, with the following exceptions: (1) the Company, on behalf of Directors Robert Finocchio, James Patterson and Klaus-Dieter Laidig, failed to timely file Form 4 reports for options to purchase 5,000 shares of common stock each, which were automatically issued to each outside director pursuant to the terms of our 1999 Directors' Stock Option Plan, and (2) Edward D. Tracy failed to timely file one Form 4 report.

Other Matters

        The Board of Directors knows of no other business that will be presented to the Annual Meeting. If any other business is properly brought before the Annual Meeting, proxies in the enclosed form will be voted in respect thereof as the proxy holders deem advisable.

        It is important that the proxies be returned promptly and that your shares be represented. Stockholders are urged to mark, date, execute and promptly return the accompanying proxy card in the enclosed envelope.

By Order of the Board of Directors,

Rick M. McConnell President and Chief Executive Officer

April 28, 2003
Santa Clara, California

APPENDIX A

LATITUDE COMMUNICATIONS, INC.

Charter for the Audit Committee
of the Board of Directors

Purpose and Powers

        The purpose of the Audit Committee established by this charter will be to make such examinations as are necessary to monitor the corporate financial reporting and the internal and external audits of Latitude Communications, Inc. (the "Company"), to provide to the Board of Directors (the "Board") the results of its examinations and recommendations derived therefrom, to outline to the Board improvements made, or to be made, in internal accounting controls, to appoint, compensate and oversee the Company's independent accountants, to supervise the finance function of the Company (which will include, among other matters, the Company's investment activities) to engage and compensate independent counsel and other advisors as it deems necessary to carry out its duties, to the extent permitted under applicable laws, rules and regulations, and the Company's bylaws and Certificate of Incorporation, delegate to one or more members of the Audit Committee the authority to grant pre-approvals of audit services and non-audit services provided such decisions are presented to the full Audit Committee at regularly scheduled meetings and to provide the Board such additional information and materials as it may deem necessary to make the Board aware of significant financial matters which require Board attention.

        The Audit Committee will undertake those specific duties and responsibilities listed below, and such other duties as the Board from time to time may prescribe.

Charter Review

        The Audit Committee will review and reassess the adequacy of this charter at least once per year. This review is initially intended to be conducted at the first Audit Committee meeting following the Company's Annual Meeting of Stockholders, but may be conducted at any time the Audit Committee desires to do so. Additionally, to the extent and in the manner that the Company is legally required to do by the rules of the Securities and Exchange Commission (the "SEC"), this charter (as then constituted) shall be publicly filed.

Membership

        The Audit Committee shall consist of at least three members of the Board. Such members will be elected and serve at the pleasure of the Board. The members of the Audit Committee will not be employees of the Company. Each member of the Audit Committee shall meet the independence standards and have the financial expertise as required by the Rules of the National Association of Securities Dealers, Inc., the Securities Exchange Act of 1934 and the rules promulgated thereunder (collectively, the "Exchange Act"), the Sarbanes-Oxley Act of 2002 and all other applicable rules and regulations. The Board will use reasonable efforts to ensure that at least one member of the Audit Committee qualifies as a "financial expert" as defined in Section 407 of the Sarbanes-Oxley Act of 2002 and any other applicable laws, rules or regulations.

Meetings

        The Audit Committee will meet separately with the Chief Executive Officer and separately with the Chief Financial Officer of the Company at least quarterly to review the financial affairs of the Company. The Audit Committee will meet with the independent accountants of the Company at least once quarterly, including upon the completion of the annual audit, outside the presence of management, and at such other times as it deems appropriate to review the independent accountants' examination and management report.

Responsibilities

        To fulfill its responsibilities and duties, the Audit Committee shall:

  1.
  Appoint the independent accountants for ratification by the stockholders and approve the compensation of and oversee the independent accountants.

  2.
  Review the plan for and the scope of the audit and related services at least annually. Confirm that the independent accountant complies with the Exchange Act and all other applicable rules and regulations.

  3.
  Confirm that the lead audit partner, or the lead audit partner responsible for reviewing the audit, for the Company's independent accountants has not performed audit services for the Company for each of the five previous fiscal years.

  4.
  Pre-approve all audit services and permitted non-audit services to be provided by the independent accountants as required by the Exchange Act.

  5.
  Inquire of Finance management of the Company and the independent accountants about significant risks or exposures and assess the steps management has taken to minimize such risk to the Company.

  6.
  Review with Finance management any significant changes to GAAP, SEC and other accounting policies or standards that will impact or could impact the financial reports under review.

  7.
  Review with Finance management and the independent accountants at the completion of the annual audit:

  a.
  The Company's annual financial statements and related footnotes;

  b.
  The independent accountant's audit of the financial statements;

  c.
  Any significant changes required in the independent accountant's audit plan;

  d.
  Any serious difficulties or disputes with management encountered during the course of the audit;

  e.
  Other matters related to the conduct of the audit which are to be communicated to the Committee under generally accepted auditing standards.

  8.
  Ensure the receipt of, and review, a report from the independent accountant required by Section 10A of the Exchange Act.

  9.
  Ensure the receipt of, and review, a written statement from the Company's independent accountants delineating all relationships between the accountants and the Company, consistent with Independence Standards Board Standard 1.

  10.
  Review with the Company's independent accountants any disclosed relationship or service that may impact the objectivity and independence of the accountant.

  11.
  Take, or recommend that the Board take, appropriate action to oversee the independence of the outside accountants.

  12.
  Review with Finance management and the independent accountants at least annually the Company's application of critical accounting policies and its consistency from period to period, and the compatibility of these accounting policies with generally accepted accounting principles, and (where appropriate) the Company's provisions for future occurrences which may have a material impact on the financial statements of the Company.

  13.
  Consider and approve, if appropriate, significant changes to the Company's accounting principles and financial disclosure practices as suggested by the independent accountants, and Finance management. Review with the independent accountants and Finance management, at appropriate intervals, the extent to which any changes or improvements in accounting or financial practices, as approved by the Committee, have been implemented.

  14.
  Review and discuss with Finance management all material off-balance sheet transactions, arrangements, obligations (including contingent obligations) and other relationships of the Company with unconsolidated entities or other persons, that may have a material current or future effect on financial condition, changes in financial condition, results of operations, liquidity, capital resources, capital reserves or significant components of revenues or expenses.

  15.
  Oversee the adequacy of the Company's system of internal accounting controls including computerized information system controls and security. Obtain from the independent accountants management letters or summaries on such internal accounting controls. Review any related significant findings and recommendations of the independent accountants together with management's responses thereto.

  16.
  Oversee the Company's compliance with the Foreign Corrupt Practices Act.

  17.
  Oversee the Company's compliance with SEC requirements for disclosure of accountant's services and Audit Committee members and activities.

  18.
  Oversee the Company's finance function, which may include the adoption from time to time of a policy with regard to the investment of the Company's assets.

  19.
  Review and approve all related party transactions other than compensation transactions.

  20.
  Review the periodic reports of the Company with Finance management and the independent accountants prior to filing of the reports with the SEC.

  21.
  In connection with each periodic report of the Company, review:

  a.
  Management's disclosure to the Committee under Section 302 of the Sarbanes-Oxley Act;

  b.
  The contents of the Chief Executive Officer and the Chief Financial Officer certificates to be filed under Sections 302 and 906 of the Act.

  22.
  Periodically discuss with the independent accountants, without Management being present, (i) their judgments about the quality, appropriateness, and acceptability of the Company's accounting principles and financial disclosure practices, as applied in its financial reporting, and (ii) the completeness and accuracy of the Company's financial statements.

  23.
  Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters.

  24.
  Establish procedures for the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

        In addition to the above responsibilities, the Audit Committee will undertake such other duties as the Board delegates to it or that are required by applicable laws, rules and regulations.

        Finally, the Audit Committee shall ensure that the Company's independent accountants understand both (i) their ultimate accountability to the Board and the Audit Committee, as representatives of the Company's stockholders and (ii) the Board's and the Audit Committee's ultimate authority and responsibility to select, evaluate and, where appropriate, replace the Company's independent accountants (or to nominate the outside accountant to be proposed for stockholder approval in any proxy statement).

Reports

        The Audit Committee will to the extent deemed appropriate record its summaries of recommendations to the Board in written form that will be incorporated as a part of the minutes of the Board. To the extent required, the Audit Committee will also prepare and sign a Report of the Audit Committee for inclusion in the Company's proxy statement for its Annual Meeting of Stockholders.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
OF LATITUDE COMMUNICATIONS, INC. FOR THE
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JUNE 5, 2003

        The undersigned stockholder of Latitude Communications, Inc., a Delaware corporation, (the "Company") hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated April 28, 2003, and hereby appoints Rick M. McConnell and Luis P. Buhler or either of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Stockholders of Latitude Communications, Inc. to be held on Thursday, June 5, 2003 at 9:00 a.m., pacific standard time, at the principal executive offices of the Company, located at 2121 Tasman Drive, Santa Clara, CA and at any adjournment or postponement thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below:

        1.      ELECTION OF DIRECTORS:

☐ FOR all nominees listed below (except as indicated below).	☐ WITHHOLD authority to vote for all nominees listed below.

        IF YOU WISH TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THAT NOMINEE'S NAME BELOW:

Klaus-Dieter Laidig	Emil C.W. Wang

        2.      PROPOSAL TO RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2003.

                                                 ☐    FOR                                                 ☐    AGAINST                                                 ☐    ABSTAIN

and, in their discretion, upon such other matter or matters that may properly come before the meeting and any postponement(s) or adjournment(s) thereof.

PLEASE SIGN ON REVERSE SIDE AND RETURN IMMEDIATELY

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED AS FOLLOWS: (1) FOR THE ELECTION OF DIRECTORS; (2) FOR RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT ACCOUNTANTS OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2003; AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING.

Signature: Date: Signature: Date:
(This Proxy should be marked, dated, signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)

QuickLinks

Notice of Annual Meeting of Stockholders To Be Held June 5, 2003
PROXY STATEMENT FOR THE 2003 ANNUAL MEETING OF STOCKHOLDERS JUNE 5, 2003
PROPOSAL NO. 1 ELECTION OF DIRECTORS
PROPOSAL NO. 2 RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS
MANAGEMENT
COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
COMPENSATION OF EXECUTIVE OFFICERS
OPTION GRANTS IN LAST FISCAL YEAR
AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
AUDIT COMMITTEE REPORT
FEES BILLED FOR SERVICES RENDERED BY PRINCIPAL ACCOUNTANT
TRANSACTIONS WITH MANAGEMENT
STOCK PERFORMANCE GRAPH
APPENDIX A LATITUDE COMMUNICATIONS, INC. Charter for the Audit Committee of the Board of Directors